UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:		811-1596

FPA CAPITAL FUND, INC.
(Exact name of registrant as specified in charter)

11400 WEST OLYMPIC BLVD., SUITE 1200, LOS ANGELES, CALIFORNIA 90064
(Address of principal executive offices)

J. RICHARD ATWOOD, 11400 WEST OLYMPIC BLVD., SUITE 1200, LOS ANGELES, CALIFORNIA 90064
(Name and address of agent for service)

Registrant’s telephone number, including area code:		310-473-0225

Date of fiscal year end:	MARCH 31

Date of reporting period:	SEPTEMBER 30, 2006

Item 1. Report to Stockholders.

Semi-Annual Report

Distributor:

FPA FUND DISTRIBUTORS, INC.

11400 West Olympic Boulevard, Suite 1200
Los Angeles, California 90064

47433

FPA Capital Fund, Inc.

September 30, 2006

LETTER TO SHAREHOLDERS

Dear Fellow Shareholders:

This Semi-Annual Report covers the six months ended September 30, 2006. Your Fund's net asset value (NAV) per share closed at $41.66. A $0.38 income dividend and a $1.10 long-term capital gain distribution were paid on July 7, 2006 to holders of record on June 30.

The following table shows the average annual total return for several different periods ended on that date for the Fund and comparative indices of securities prices. The data quoted represents past performance, and an investment in the Fund may fluctuate so that an investor's shares when redeemed may be worth more or less than their original cost.

	Average Annual Total Return Periods Ended September 30, 2006
	1 Year	5 Years	10 Years	15 Years	20 Years
FPA Capital Fund, Inc. (NAV)	1.70%*	18.11%*	13.30%*	16.65%*	16.91%*
FPA Capital Fund, Inc. (Net of Sales Charge)	–3.64%**	16.85%**	12.69%**	16.23%**	16.59%**
Lipper Mid-Cap Value Fund Average	8.59%	14.55%	11.86%	13.17%	N/A
Russell 2000	9.92%	13.78%	9.06%	11.25%	10.47%
Russell 2500	8.80%	14.44%	10.94%	12.76%	12.16%
Standard & Poor's 500 Stock Index	10.79%	6.97%	8.59%	10.76%	11.74%

The Fund's six-month total return, which includes both the changes in NAV and the reinvestment of distributions paid, was –4.13%*. This compares with total returns of 0.01% for the Lipper Mid-Cap Value Fund Average, –4.60% for the Russell 2000, –3.84% for the Russell 2500 and 4.15% for the S&P 500. On a calendar year-to-date basis, these same comparisons are 0.58%* for FPA Capital Fund, 6.97% for the Lipper Mid-Cap Value Fund average, 8.69% and 6.87% for the Russell 2000 and 2500, and 8.53% for the S&P 500.

First Pacific Advisors, LLC

Before discussing your Fund's performance, we are happy to report that First Pacific Advisors has successfully completed our transaction with Old Mutual (US) Holdings. We are now a Limited Liability Company owned entirely by eight internal members of FPA. This is the first time in the fifty-year history of this organization that the members who manage your Fund are the sole owners of the firm. We believe this solidifies the organization so that we may continue to operate it with a long-term perspective that is in the best interests of our clients, mutual-fund shareholders, employees and members. We thank Old Mutual plc for helping to make this an absolutely smooth transition and wish them well in their future endeavors.

Commentary

Your Fund's performance for both the six-month and year-to-date periods ended September 30 has been decidedly lackluster when compared to those of the major stock indexes and the Lipper Average. The obvious questions are: Why is your Fund underperforming? Are we concerned? Should you be concerned? In this letter we would like to address these questions as well as provide you with a more detailed discussion as to our basic strategy and, in particular, our large and expanding holding in energy related equity investments.

Why is your Fund underperforming? We continue to hold a very sizeable liquidity position. Short-term investments and government/Agency securities total 38% of net assets. During the market's recent rally, our high liquidity held back the Fund's performance. As you may recall in our March 2006 Shareholder Letter, we discussed why our liquidity had risen dramatically. Between having several holdings acquired and the elimination of another, our liquidity rose faster than we could redeploy it. However, the real hit to performance came from our large exposure to energy. For example, our energy service investments declined between 8% and 28% for the six-month reporting period and 1% to 27% for the year-to-date period. The worst-performing stock in this group was Rowan Companies. All of the energy

  *  Does not reflect deduction of the sales charge which, if reflected, would reduce the performance shown

  **  Reflects deduction of the maximum sales charge of 5.25% of the offering price stocks have been substantial performance contributors over the last several years. In the case of National Oilwell Varco, we did reduce our holding by nearly 70%, since we considered it to be vastly more expensive than our other holdings. Our stocks declined in conjunction with rising investor fear of weaker oil and gas prices. In addition to these, two of our other underachievers, Fleetwood Enterprises and Champion International, declined substantially, as a slowdown in the sales of manufactured housing and recreational vehicles increased investor anxiety.

Are we concerned? Absolutely not! It is not unusual for us to appear "out of step" with what is taking place in the financial markets. Over the last twenty-two years that I have led in the management of your Fund, there have been numerous times where your Fund appeared to be "out of step." We view this as the price one has to pay to achieve superior long-term performance. We do not share the optimism that has taken hold in the stock market. When we screen the market for values and review the new-low list for possible investment ideas, we are left wanting. We find little that truly interests us. During this reporting period, we added a new company, DataPath. It is a small defense company that is a beneficiary of the expanding war on terrorism. It has a strong position in satellite and terrestrial communication that addresses field mobility issues for our land services. It may also be a beneficiary of the issues that grew out of the Gulf Coast communication mess caused by Hurricane Katrina. This was issued under Rule 144A and will likely become a full publicly traded company later this year.

Our value screens continue to uncover a very small number of potential investment candidates. As of October 3, the total number was 69 — only marginally higher than the all-time low of 47. When we raised the screen's upper market capitalization limit from $3 billion to $10 billion, only 19 additional companies were identified. Many of these companies are in industries that we have little interest in, such as home building, furniture or automotive. In each of these cases, we do not believe the share prices adequately reflect the issues facing these industries. We find very few themes that have the combination of attributes that would get us excited about making an investment. In a word, it is frustrating. Rather than reach for questionable investments, we will patiently wait for investments that fit our parameters. Remember, we focus on absolute value rather than relative value.

In the case of our energy holdings, we recently began adding to some of them. For example, Patterson-UTI Energy (PTEN), one of the two largest U.S. land drillers, declined over 25% for this reporting period and nearly 16% in the third quarter, in response to weaker natural gas prices. We repurchased all of the stock previously sold and we are now increasing our exposure. Investors are fearful that land-drilling day rates will decline because exploration and development companies will begin to defer some of their drilling activities. At our recent purchase price, PTEN could experience a 50% decline in earnings and we would still be paying barely 10x earnings. The company has no short- or long-term debt and is currently repurchasing stock. We also added to our Rowan Companies holding because we believe the offshore-drilling business environment is extremely attractive currently, and we expect this trend to continue for a very long time. The company has no net debt while selling at less than 10x this year's earnings. With a shortage of jack-up rigs internationally along with a balance between demand and supply in the Gulf of Mexico, offshore drilling day rates are extremely attractive for Rowan.

Our manufactured-housing and recreational-vehicle holdings have been among our worst performers. The manufactured-housing industry, after five years of depression, continues to limp along at housing shipment levels not seen in approximately fifty years. A lack of competitive financing options for the home purchaser has severely hurt the industry. Furthermore, the industry has had to compete with the egregious and aggressive financing practices that have taken place in the site-built home building industry. It appears many of these lending practices may have even exceeded those that took place in the manufactured-housing industry several years ago, from which the industry is still attempting to recover.

In the case of Champion Enterprises, we have responded by increasing our holding by nearly 50%. Despite the negative industry environment, we believe Champion will enhance its competitive market position, since it is a market leader with a sound balance sheet. When the industry does recover, Champion should be a beneficiary. Furthermore, Champion is also becoming one of the largest modular home builders. We see this as another attractive area. For any of you who have not visited the Gulf region, there appears to be insufficient infrastructure to rebuild site-built homes destroyed by Hurricane Katrina. A potentially large opportunity awaits Champion, when all of the insurance and governmental financing issues are resolved. It is taking much longer than we originally thought. Many of these observations also apply to Fleetwood; however, a large portion of its operating difficulties were self-induced. A new chief executive officer, Elden Smith, was appointed last year, who we know reasonably well and because of this, we added to our investment. Should Elden be successful in correcting the operational and organizational issues in manufacturing and design, there is the potential for a huge operating profit opportunity to be captured. We hope that he will be successful. Unlike many other turnaround situations where the newly arrived CEO gets a huge stock-option package, Elden used his own money to buy stock in the open market to demonstrate his conviction and confidence in Fleetwood.

Should you be concerned? In our opinion, NO! We are proceeding as we have always done and that is by picking one stock at a time. Our large liquidity level does not reflect an impending market decline but rather a dearth of potential investments that meet our criteria. We see many companies that are marginally attractive but for them to be a successful investment requires an exceedingly accurate operational and profit forecast. Because of this, we do not believe there is a sufficient margin of safety for us to make the investment and risk your capital. In essence, we do not like the potential return-versus-risk ratio.

A Comment on Energy

We remain very optimistic toward the outlook for energy prices. Before discussing why, I would like to take you back many years into an earlier part of my career. It was 1979, the Iran/Iraq war was taking place and oil was approaching $40 per barrel. There were many "experts" who were calling for $100-per-barrel oil within ten years. I had the good fortune to participate in a high-level corporate meeting at a former employer, where the long-term outlook for energy prices was discussed. At the conclusion of that meeting, the firm's senior energy analyst concluded that oil would likely be at $80 in ten years. I asked a simple question as to what might be the effects of this forecast on our life, property and casualty, and consumer finance operations, should he be correct. At the end of this discussion, it was estimated that nearly 90% of the company's operations would probably be bankrupt before we even reached the ten-year mark. My associate and I walked out of that meeting and began selling our energy holdings the following day since, if our company experienced this bankruptcy scenario, this outcome would have serious negative implications for the economy. Over the next two years, we reduced our investment exposure from over 40% to nearly 3%, just before I left the company. I revisit this period because, during this discussion, supporting documentation was presented that indicated oil production would not peak for at least another 25 to 50 years. I never forgot that chart.

In 1997, I began pondering how the long-term outlook for oil consumption and oil prices may have changed since that fateful meeting nearly 18 years earlier. One would think that, after all this time, energy companies and investors should have a better understanding of the situation. It appears that this was generally not the case, since oil prices and share prices were low and heading lower. In thinking about this, I began to realize that, fundamentally, nothing had really changed, in that no major new fields had been discovered and that consumption had continued to grow. At the beginning of 1998, my associate, Dennis Bryan and I, began a search for an energy analyst. We were very fortunate to have found and hired Rikard Ekstrand, who contributed to this section of the shareholder report. He joined us at the beginning of 1999 and our first energy investment entered the portfolio two months later. This was my first investment in energy since 1981. The point in reviewing this is that we consider energy to be a strategic investment area for us. We expect it to be a large percentage of your Fund for many, many years to come and, therefore, we tend to look through the short-term price variations of our holdings. If share prices rise too rapidly, we may trim a portion of our holdings, but if they decline, we will add to them, aggressively.

Why are we so positive? Despite the price run-up in energy stocks during the past five years, this sector represents barely 10% of the S&P 500. This is up from a low of approximately 5%, but it is down from the 1979 peak of over 30%. Notice that the energy sector topped out at a level that was very close to where the technology sector peaked in 2000. Though it has been a strong performer these past five years, its significance, as a percentage of the major averages, is still substantially less than other periods when a sector has become "the" sector to own. For example, the financial-services sector currently represents over 22% of the S&P 500. After nearly 25 years of interest-rate declines and the explosion in financial derivatives and questionable lending practices, we prefer to be invested in energy rather than in financial services.

When I entered the investment industry in 1971, worldwide oil consumption was approximately 45 million barrels per day versus 84 million today. The last major oil fields to be discovered were in 1968 at Prudhoe Bay, Alaska and the Shaybah offshore field in Saudi Arabia. We are on the verge of doubling consumption and yet, there have been no other major fields discovered. In the case of the Shaybah field, production began in 1998, so this has helped Saudi Arabia to maintain its daily production. After nearly forty years of searching, with the most advanced technology available and no major fields to show for it, does this not raise a question as to the likelihood of a continuation of low-cost energy prices?

Between 1933 and 1970, the price per barrel of oil increased at approximately a 10% compound growth rate, from 10 cents to $3.39. With huge oil discoveries in the 1930s, 40s and 60s, oil prices were low and controlled by the U.S. For many of these years, the price was maintained between $1 and $2 per barrel. With the peak in U.S. oil production in 1970, the world entered a new era. Between 1970 and 2006, oil prices have grown at about an 8.6% annual rate. Much of this rise has occurred in short time periods. As demand grew into the available supply, oil prices began to escalate. For the entire 73-year period, oil prices have grown at approximately a 9.3% annual rate. Given that there have been no major oil discoveries since the late 1960s, this raises the question of what might the rate of growth be in oil prices going forward. If we are to be conservative, possibly a 5% growth rate might be appropriate. This would be a little more than half the rate of growth for the last 73 years. If this were to occur, a barrel of oil would cost approximately $100 in ten years. For consumers not to experience an increase in their energy spending as a percentage of total spending, either their incomes have to grow in line with energy prices or they will have to reduce their energy use. Either way, this could affect the nature and growth of the economy considerably.

We believe that we have passed the point where oil prices can be sustained at a low level for any lengthy period. As an example, Rikard Ekstrand and I were in a finals presentation to a prospective client in September 2004. At that time Rikard and I played a game where we each guessed as to what oil prices would be in five years. We both picked $50 or more independently. The prospective client was impressed; however, the more important issue was how did our guess compare to what the market was expecting? When we checked the future's market price for September 2009, it was at $36. What this example demonstrates is that the energy markets had not yet fully realized that world oil prices were in the process of fundamentally changing. As it turned out, the market was wrong by 100% (oil prices recently peaked at $78) while we were wrong by "only" 50%. In our opinion, we still believe the financial and commodity markets are continuing to play catch-up.

Oil prices have recently declined from the recent high to $58. Is this the beginning of a major decline? Have prices overshot and have we, as investors, become part of the consensus crowd? In our opinion, NO! We believe that "investment" managers are as short-term as always. They worry that the economy might slowdown or be on the verge of recession and, therefore, oil prices will decline. This may not occur but it is more likely the terrorism oil risk premium is starting to decline. We do not know, nor do we care. We believe that oil prices are likely to be sustained at prices higher than what the consensus may be currently anticipating. In the final analysis, it will be the interplay between demand and supply that determines the outcome.

In the case of supply, within the next five years, three countries may reach a peak in oil production: Mexico, China and Russia. Several analysts estimated that Mexican oil production would likely peak around 3.4 million barrels per day and that this event would occur in 2004. Mexico's largest oilfield, Cantarell, appears to have peaked and if this is the case, so has Mexican oil production, since six of every ten barrels produced by Mexico comes from this one field. Earlier this year, a 3% decline rate was forecast for Cantarell's production. This has proved incorrect since it is now estimated that the decline rate is 8%. Obviously, this is likely to be of some concern to Mexico. Should this forecast of peak oil production for these three countries be correct, an additional 35% of non-OPEC oil production will have peaked, and together with the 41% from eleven major countries and others that have experienced a peak in production rates, 76% of non-OPEC oil production might have peaked by 2012. If this occurs, it will give the middle-eastern countries even more clout in the setting of oil prices. This is not a pleasant thought.

As for the possibility of Saudi Arabia and OPEC riding to the rescue, there is a major debate occurring within energy circles as to whether they will be able meet rising oil demand. Saudi Arabia says that they will have no problem meeting incremental oil demand for years to come. They estimate that they have over 250 billion barrels of reserves. This estimate has not changed since 1988, despite their producing over 3 billion barrels per year for nearly twenty years. Saudi Aramco, the Saudi state oil company, has acknowledged that its gross depletion rate is now approaching eight percent. If true, Saudi Arabia needs to bring on 800,000 barrels per day of new oil production each year to offset declines in existing fields. Several OPEC nations appear to have already peaked in their production capabilities. We wonder whether the margin of safety is as great as what Saudi Arabia would have us believe. The last independent audit of their reserves was done nearly thirty years ago and at that time, their reserves were estimated to be 110 billion barrels. It does raise a question.

It is impossible to know when a peak is reached until several years afterward. For example, depletion of the U.S. oil reserves was first signaled by the drop in yield to exploration in 1940, as measured by barrels per foot drilled. But with enhanced technology, oil production kept growing for another 30 years despite a deceleration in yields. But then the inevitable happened, production peaked in 1970, and it has declined ever since. Interestingly, 80% of the oil produced today flows from fields discovered before 1970, according to 13D Research, Inc. Even more alarming, the world industry is now producing approximately three times the volume of crude it is finding each year. In other words, at current levels of drilling for oil, we are using up and not replacing 67% of our oil consumption or about 55 million barrels per day. This last point is one of the primary reasons we have focused our investment on oil drilling companies because current levels of drilling will not sustain current production. Exploration and thereby drilling for oil must increase to keep production levels from declining over time.

Oil depletion is accelerating, as evidenced by existing field production declines. According to 13D Research, Inc., ExxonMobil estimated a few years ago that by 2015, because of depletion of existing fields and growth in demand, the petroleum industry needs to add 100 million barrels per day of production. This is about four times the current level of production being added. If correct, this should be a boom for the oil drilling industry. Even if we see little growth from current production levels, exploration activity will still need to increase substantially just to keep production constant. The leverage potential in the oil drilling business we're invested in is very large. As demand for drilling rigs strengthens from already elevated levels, rig day-rates will likely rise and the incremental change will flow straight to the bottom line, with the growth in profits far above the growth in sales.

On the demand side, we are witnessing a major change, with the increasing demands from China and India. As of 2005, China's annual per capita consumption was estimated to be 1.8 barrels per person while India was at 0.9. By comparison, U.S. per capita consumption was 25.6 barrels. U.S. consumption has continued to increase despite the rise in oil prices. Even with the recent rise in gas prices above $3 per gallon, demand only flattened. In our opinion, for over thirty years, the U.S. has not had an energy policy, other than one of cheap oil. For example, the United Kingdom and Japan consume no more oil today than they did in 1973. After the North Sea oil fields were discovered, the UK continued a policy of high gasoline taxes so as to discourage consumption. Japan began an aggressive policy of diversifying away from its heavy dependence upon oil to one that included nuclear energy. It appears that it will likely take considerably higher oil prices to constrain U.S. oil demand.

As for natural gas, we continue to believe that it too will remain at elevated levels, north of $6 per million BTUs. There can be seasonal effects, but with the decline rates that are occurring in our gas fields, we have to expand reserves by 2% per year just to stay even. This means more drilling to find additional reserves. There has been a concern that expanded importation of liquefied natural gas (LNG) might hurt the price of domestic gas since the landed delivery price of LNG is considerably lower. The problem is that, in this country, NIMBY (not in my back yard) is in full operation. It is practically impossible to get the approvals to build the appropriate facilities to handle LNG. We believe the situation has to get considerably worse before we will see this process change.

As you can see, we have given this considerable thought and believe that energy will be a growing issue over the next several years; therefore, the energy sector will remain a strategic investment area for us, as it has been for several years. Should energy prices decline more than we expect and the share prices of several companies that we are monitoring decline appropriately, you will see us expand our energy holdings by a substantial degree. It would be remiss of me not to pay special acknowledgement to the book "Twilight in the Desert" by Matthew R. Simmons. This reinforced already strongly held opinions by both Rik and me.

Beyond energy, we are in the process of reducing some of our retail holdings. Michaels Stores is in the process of being acquired. We expect that by the time you receive this shareholder letter the deal will have closed. We had hoped that with growing fears of a weaker economy, other retail names might decline so that we could redeploy capital into them. Instead, the recent decline in energy prices has renewed investor confidence and thus, this group has experienced a sizeable rally. In response, we began to reduce our Big Lots holding, after a 65% rise this year. We have waited a very long time to earn a return on this investment.

As of September 30, 2006, the Fund's P/E and P/BV (Price/Book Value) ratios were 15.0x and 2.0x, respectively. By comparison, the P/E ratios of the Russell 2000 and the 2500 were 23.7x and 22.1x, while their P/BV ratios were 2.3x and 2.4x, respectively. Our companies are financially stronger, with a 20.0% Total-Debt/Total-Capitalization ratio, which compares favorably to the 38.4% and 42.8% for the Russell 2000 and the Russell 2500.

Outlook

At the start of this year, we expected the economy to begin slowing in the second quarter and continue this trend into the second half of the year. Along with this slower economic growth, we thought that earnings growth expectations were likely to fall to the 5-6% level by the end of the year. We have been correct regarding slower GDP growth, but reported earnings growth has been better than our expectation. This is particularly true for the financial services sector. We still think we will eventually be correct, but the timing has been delayed somewhat.

The investment consensus has shifted to a belief that the Fed has finally finished raising interest rates and in conjunction with the recent decline in energy prices, the major stock-market averages have been setting new highs. We do not believe this trend is likely to be sustained. Should the recent decline in energy prices lead to improved consumer confidence and spending, this could force the Fed's hand to keep the Fed Funds rate unchanged or possibly even raise it. If the economy proves to be less resilient, we would expect earnings growth expectations to be reduced. In either case, this would likely constrain the upside or lead to somewhat lower prices.

We are quite concerned about the consumer's status. With each passing week, we get more data that says there are problems building. This is especially true with regards to the housing sector. The consumer has used their home as a form of piggy bank to sustain consumption through mortgage equity withdrawals. This was possible when home prices were rising at double digit rates. Since the beginning of this year, we have witnessed the sharpest decline in the median existing home price since 1981. Recent data indicates that prices have declined nearly 2% on a year over year basis. New home prices are also now declining. If these trends continue through the end of this year, we may see the first annual decline in home prices since the Depression. We are witnessing record levels of new and existing homes for sale by wide margins with inventory to sales ratios spiking. At the same time, household real estate assets as a percentage of net worth is approximately 38%, a record level. Household real estate assets at 154% of GDP are up approximately fifty percentage points since 1997. This too is a record level by a wide margin. In the event of a sharper decline in household real estate prices, economic growth would likely slow considerably. We believe this scenario is a rising probability. This is all happening at a time when the Household Debt Service Ratio has been hitting new all-time highs. If there is any slowdown in employment growth in combination with a worsening housing situation, next year could be very challenging for the economy.

While this has been developing, the corporate sector has continued to strengthen its balance sheet. As a result of this positive trend, banks have had fewer corporate customers to lend to, though this has not stopped them from lending. Since 1997, real-estate loans, as a percentage of total loans, have grown to a record level of nearly 55%. With the excesses in lending practices, it seems reasonable that this could be a potential problem area, if we experience a serious household real-estate downturn. On September 29, 2006, five bank regulators released their new rules, to take effect immediately, which restrict nontraditional loans. These include interest only and other creative loan options. This change may also help to constrain economic activity by reducing the availability of loans for home ownership. Real-estate activity has been a key driver of employment in this economic recovery.

As you can see, we are very cautious and looking to protect your capital while awaiting the opportunity to deploy it in a rational and opportunistic way. Until we are presented investment opportunities, where the risk-versus-return relationship is quite attractive to us, we will maintain a high liquidity level.

We thank you for your support and trust that you have demonstrated in us by your investment in FPA Capital Fund.

Respectfully submitted,

Robert L. Rodriguez, CFA
President and Chief Investment Officer
October 4, 2006

The discussion of Fund investments represents the views of the Fund's managers at the time of this report and are subject to change without notice. References to individual securities are for informational purposes only and should not be construed as recommendations to purchase or sell individual securities. While the Fund's managers believe that the Fund's holdings are value stocks, there can be no assurance that others will consider them as such. Further, investing in value stocks presents the risk that value stocks may fall out of favor with investors and underperform growth stocks during given periods.

FORWARD LOOKING STATEMENT DISCLOSURE

As mutual fund managers, one of our responsibilities is to communicate with shareholders in an open and direct manner. Insofar as some of our opinions and comments in our letters to shareholders are based on current management expectations, they are considered "forward-looking statements" which may or may not be accurate over the long term. While we believe we have a reasonable basis for our comments and we have confidence in our opinions, actual results may differ materially from those we anticipate. You can identify forward-looking statements by words such as "believe," "expect," "may," "anticipate," and other similar expressions when discussing prospects for particular portfolio holdings and/or the markets, generally. We cannot, however, assure future results and disclaim any obligation to update or alter any forward-looking statements, whether as a result of new information, future events, or otherwise. Further, information provided in this report should not be construed as a recommendation to purchase or sell any particular security.

PORTFOLIO SUMMARY

September 30, 2006

Common Stocks		61.5%
Retailing	22.4%
Energy	17.4%
Technology	7.4%
Consumer Durable Goods	4.8%
Industrial Products	3.8%
Defense	2.1%
Financial	1.6%
Consumer Non-Durable Goods	1.5%
Health Care	0.5%
Entertainment
Non-Convertible Securities		24.0%
Short-Term U.S. Government Securities		10.0%
Short-Term Corporate Notes		4.3%
Other Assets and Liabilities, net		0.2%
Total Net Assets		100.0%

MAJOR PORTFOLIO CHANGES

Six Months Ended September 30, 2006

	Shares or Principal Amount
NET PURCHASES
Common Stocks
American Greetings Corporation	64,300	shs
Apria Healthcare Group Inc.	152,800	shs
Avnet, Inc.	1,498,900	shs
Champion Enterprises, Inc.	2,224,400	shs
Charming Shoppes, Inc.	200,000	shs
Datapath, Inc. (1)	4,100,000	shs
Foot Locker, Inc.	112,400	shs
Mercury General Corporation	245,200	shs
Patterson-UTI Energy, Inc.	741,800	shs
Radioshack Corporation (1)	1,439,600	shs
Rowan Companies, Inc.	208,800	shs
Non-Convertible Securities
Federal Home Loan Bank — 4.75% 2009 (1)	$50,000,000
Federal Home Loan Bank — 5.25% 2009 (1)	$25,000,000
NET SALES
Common Stocks
Big Lots, Inc.	238,300	shs
Exabyte Corporation (2)	42,740	shs
Michaels Stores, Inc.	116,900	shs
Thor Industries, Inc.	43,200	shs
Trinity Industries, Inc.	250,200	shs
Non-Convertible Security
U.S. Treasury Note — 3.875% 2007 (2)	$32,000,000

(1) Indicates new commitment to portfolio

(2) Indicates elimination from commitment to portfolio

PORTFOLIO OF INVESTMENTS

September 30, 2006

COMMON STOCKS	Shares	Value
RETAILING — 22.4%
Big Lots, Inc.*	4,061,700	$80,462,277
Charming Shoppes, Inc.*	5,600,000	79,968,000
Foot Locker, Inc.	2,361,300	59,622,825
Michaels Stores, Inc.	2,221,100	96,706,694
Radioshack Corporation*	1,439,600	27,784,280
Rent-A-Center, Inc.*	1,309,200	38,346,468
Ross Stores, Inc.	1,787,400	45,417,834
Zale Corporation*	1,773,600	49,199,664
		$477,508,042
ENERGY — 17.4%
ENSCO International Incorporated	2,331,800	$102,202,794
National Oilwell Varco, Inc.*	811,300	47,501,615
Patterson - UTI Energy, Inc.	3,537,800	84,058,128
Rosetta Resources, Inc.* †	4,455,800	76,506,086
Rowan Companies, Inc.	1,888,100	59,720,603
		$369,989,226
TECHNOLOGY — 7.4%
Arrow Electronics, Inc.*	1,885,000	$51,705,550
Avnet, Inc.*	5,398,900	105,926,418
		$157,631,968
CONSUMER DURABLES — 4.8%
Champion Enterprises, Inc.* †	4,451,600	$30,716,040
Coachmen Industries, Inc.†	859,000	9,285,790
Fleetwood Enterprises, Inc.* †	4,627,600	31,143,748
Thor Industries, Inc.	728,800	30,004,696
		$101,150,274
INDUSTRIAL PRODUCTS — 3.8%
Trinity Industries, Inc.	2,494,350	$80,243,240
DEFENSE — 2.1%
Datapath, Inc.*,**,†	4,100,000	$45,100,000
FINANCIAL — 1.6%
Horace Mann Educators Corporation	630,100	$12,116,823
Mercury General Corporation	463,900	23,014,079
		$35,130,902
CONSUMER NON-DURABLES — 1.5%
American Greetings Corporation	1,407,800	$32,548,336
HEALTH CARE — 0.5%
Apria Healthcare Group Inc.*	571,800	$11,287,332
TOTAL COMMON STOCKS — 61.5% (Cost $823,620,275)		$1,310,589,320

PORTFOLIO OF INVESTMENTS

September 30, 2006

COMMON STOCKS — Continued	Shares or Principal Amount	Value
NON-CONVERTIBLE SECURITIES — 24.0%
Federal Home Loan Bank — 4.75% 2009	$50,000,000	$49,811,700
Federal Home Loan Bank — 5.25% 2009	25,000,000	25,206,525
U.S. Treasury Inflation – Indexed Notes — 3.375% 2007	358,273,686	355,138,791
U.S. Treasury Note — 4% 2007	25,000,000	24,773,437
U.S. Treasury Note — 4.25% 2007	58,000,000	57,583,125
TOTAL NON-CONVERTIBLE SECURITIES (Cost $518,519,143)		$512,513,578
SHORT-TERM U.S. GOVERNMENT SECURITIES — 10.0% (Cost $212,634,821)
U.S. Treasury Bill — 4.94% 11/16/2006	$214,000,000	212,758,800
TOTAL INVESTMENT SECURITIES — 95.5% (Cost $1,554,774,239)		$2,035,861,698
SHORT-TERM INVESTMENTS — 4.3%
Rabobank USA Financial Corporation — 5.35% 10/02/06	$49,099,000	$49,091,703
AIG Funding, Inc. — 5.24% 10/05/06	42,591,000	42,566,203
TOTAL SHORT-TERM INVESTMENTS (Cost $91,657,906)		$91,657,906
TOTAL INVESTMENTS — 99.8% (Cost $1,646,432,145)		$2,127,519,604
Other assets and liabilities, net — 0.2%		$3,681,720
TOTAL NET ASSETS — 100.0%		$2,131,201,324

*  Non-income producing securities.

**  Restricted security. This restricted security constituted 2.1% of total net assets at September 30, 2006.

†  Affiliate as defined in the Investment Company Act of 1940 by reason of ownership of 5% or more of its outstanding voting securities during the six-month period ended September 30, 2006.

Following is a summary of transactions in securities of these affiliates during the period.

	Purchases at Cost	Sales at Cost	Realized Gain/Loss	Dividend Income
Champion Enterprises, Inc.	$13,851,204	—	—	—
Coachmen Industries, Inc.	—	—	—	$77,310
Datapath, Inc.	45,100,455	—	—	—
Fleetwood Enterprises, Inc.	—	—	—	—
Rosetta Resources, Inc.	—	—	—	—

See notes to financial statements.

STATEMENT OF ASSETS AND LIABILITIES

September 30, 2006

ASSETS
Investments at value:
Investment securities — at market value (including $217,828,259 in securities of affiliates: identified cost $1,554,774,239)	$2,035,861,698
Short-term investments — at amortized cost (maturities of 60 days or less)	91,657,906	$2,127,519,604
Cash		478
Receivable for:
Dividends and accrued interest	$5,650,153
Capital Stock sold	2,208,037	7,858,190
		$2,135,378,272
LIABILITIES
Payable for:
Capital Stock repurchased	$2,681,294
Advisory fees and financial services	1,321,437
Accrued expenses and other liabilities	174,217	4,176,948
NET ASSETS		$2,131,201,324
SUMMARY OF SHAREHOLDERS' EQUITY
Capital Stock — par value $0.01 per share; authorized 100,000,000 shares; outstanding 51,155,364 shares		$511,554
Additional Paid-in Capital		1,628,665,328
Undistributed net realized gain on investments		9,827,120
Undistributed net investment income		11,109,863
Unrealized appreciation of investments		481,087,459
NET ASSETS		$2,131,201,324
NET ASSET VALUE, REDEMPTION PRICE AND MAXIMUM OFFERING PRICE PER SHARE
Net asset value and redemption price per share (net assets divided by shares outstanding)		$41.66
Maximum offering price per share
(100/94.75 of per share net asset value)		$43.97

See notes to financial statements.

STATEMENT OF OPERATIONS

For the Six Months Ended September 30, 2006

INVESTMENT INCOME
Interest		$28,911,777
Dividends (including $77,310 from securities of an affiliate)		4,037,599
		$32,949,376
EXPENSES
Advisory fees	$7,175,342
Financial services	1,100,053
Transfer agent fees and expenses	810,028
Reports to shareholders	136,224
Insurance	77,474
Custodian fees and expenses	69,724
Registration fees	32,972
Directors' fees and expenses	24,500
Audit fees	23,885
Legal fees	5,145
Other expenses	42,430	9,497,777
Net investment income		$23,451,599
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain on investments:
Proceeds from sales of investment securities (excluding short-term investments with maturities 60 days or less)	$268,524,516
Cost of investment securities sold	258,226,858
Net realized gain on investments		$10,297,658
Change in unrealized appreciation of investments:
Unrealized appreciation at beginning of period	$610,092,299
Unrealized appreciation at end of period	481,087,459
Change in unrealized appreciation of investments		(129,004,840)
Net realized and unrealized loss on investments		$(118,707,182)
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS		$(95,255,583)

See notes to financial statements.

STATEMENT OF CHANGES IN NET ASSETS

	Six Months Ended September 30, 2006		Year Ended March 31, 2006
INCREASE (DECREASE) IN NET ASSETS
Operations:
Net investment income	$23,451,599		$16,676,939
Net realized gain on investments	10,297,658		179,250,632
Change in unrealized appreciation of investments	(129,004,840)		140,416,029
Increase (decrease) in net assets resulting from operations		$(95,255,583)		$336,343,600
Distributions to shareholders from: Net investment income	$(19,242,703)		$(11,782,195)
Net realized capital gains	(55,702,561)	(74,945,264)	(155,035,071)	(166,817,266)
Capital Stock transactions: Proceeds from Capital Stock sold	$141,219,639		$442,358,796
Proceeds from shares issued to shareholders upon reinvestment of dividends and distributions	67,082,919		148,543,423
Cost of Capital Stock repurchased*	(195,496,951)	12,805,607	(216,573,850)	374,328,369
Total increase (decrease) in net assets		$(157,395,240)		$543,854,703
NET ASSETS
Beginning of period, including undistrbuted net investment income of $6,900,967 and $2,006,223		2,288,596,564		1,744,741,861
End of period, including undistributed net investment income of $11,109,863 and $6,900,967		$2,131,201,324		$2,288,596,564
CHANGE IN CAPITAL STOCK OUTSTANDING
Shares of Capital Stock sold		3,282,188		10,162,509
Shares issued to shareholders upon reinvestment of dividends and distributions		1,599,497		3,467,272
Shares of Capital Stock repurchased		(4,597,089)		(4,993,817)
Increase in Capital Stock outstanding		284,596		8,635,964

*  Net of redemption fees of $11,781 and $15,783 for the periods ended September 30, 2006 and March 31, 2006, respectively.

See notes to financial statements.

FINANCIAL HIGHLIGHTS

Selected Data for Each Share of Capital Stock Outstanding Throughout Each Period

	Six Months Ended September 30,	Year Ended March 31,
	2006	2006	2005	2004	2003	2002
Per share operating performance:
Net asset value at beginning of period	$44.99	$41.31	$38.97	$24.86	$30.16	$23.01
Income from investment operations
Net investment income	$0.46	$0.35	$0.05	$0.02	— *	$0.02
Net realized and unrealized gain (loss) on investment securities	(2.31)	6.98	3.77	14.44	$(4.97)	9.55
Total from investment operations	$(1.85)	$7.33	$3.82	$14.46	$(4.97)	$9.57
Less distributions:
Dividends from net investment income	$(0.38)	$(0.26)	— *	$(0.02)	—	$(0.03)
Distributions from net realized capital gains	(1.10)	(3.39)	$(1.48)	(0.33)	$(0.33)	(2.39)
Total distributions	$(1.48)	$(3.65)	$(1.48)	$(0.35)	$(0.33)	$(2.42)
Redemption fees	— *	— *	— *	— *	—	—
Net asset value at end of period	$41.66	$44.99	$41.31	$38.97	$24.86	$30.16
Total investment return**	(4.13)%	18.33%	10.04%	58.29%	(16.62)%	42.81%
Ratios/supplemental data:
Net assets at end of period (in $000's)	$2,131,201	$2,288,597	$1,744,742	$1,340,108	$585,827	$635,797
Ratio of expenses to average net assets	0.86%†	0.83%	0.85%	0.83%	0.87%	0.84%
Ratio of net investment income to average net assets	2.13%†	0.83%	0.13%	0.06%	—	0.04%
Portfolio turnover rate	6%†	26%	16%	20%	17%	23%

*  Rounds to less than $0.01 per share

**  Return is based on net asset value per share, adjusted for reinvestment of distributions, and does not reflect deduction of the sales charge. The return for the six months ended September 30, 2006 is not annualized.

†  Annualized

See notes to financial statements.

NOTES TO FINANCIAL STATEMENTS

September 30, 2006

NOTE 1 — Significant Accounting Policies

FPA Capital Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940, as a diversified, open-end investment company. The Fund's primary investment objective is long-term capital growth. Current income is a factor, but a secondary consideration. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

A.  Security Valuation

Securities listed or traded on a national securities exchange are valued at the last sale price on the last business day of the period, or if there was not a sale that day, at the last bid price. Securities traded in the NASDAQ National Market System are valued at the NASDAQ Official Closing Price on the last business day of the period, or if there was not a sale that day, at the last bid price. Unlisted securities are valued at the most recent bid price. Short-term investments with maturities of 60 days or less at the time of purchase are valued at amortized cost which approximates market value.

B.  Federal Income Tax

No provision for federal income tax is required because the Fund has elected to be taxed as a "regulated investment company" under the Internal Revenue Code and intends to maintain this qualification and to distribute each year to its shareholders, in accordance with the minimum distribution requirements of the Code, all of its taxable net investment income and taxable net realized gains on investments.

C.  Securities Transactions and Related Investment Income

Securities transactions are accounted for on the date the securities are purchased or sold. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Interest income and expenses are recorded on an accrual basis.

D.  Use of Estimates

The preparation of the financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the amounts reported. Actual results could differ from those estimates.

NOTE 2 — Purchases of Investment Securities

Cost of purchases of investment securities (excluding short-term investments with maturities of 60 days or less at the time of purchase) aggregated $666,188,631 for the six months ended September 30, 2006. Realized gains or losses are based on the specific identification method. All of the amounts reported in the financial statements as of September 30, 2006 were the same for federal income tax and financial reporting purposes. Gross unrealized appreciation and depreciation for all investments at September 30, 2006 for federal income tax purposes was $495,387,117 and $14,299,658, respectively, resulting in net unrealized appreciation of $481,087,459.

NOTE 3 — Advisory Fees and Other Affiliated Transactions

Pursuant to an Investment Advisory Agreement, advisory fees were paid by the Fund to First Pacific Advisors, Inc. (the "Adviser"). Under the terms of this Agreement, the Fund pays the Adviser a monthly fee calculated at the annual rate of 0.75% of the first $50 million of the Fund's average daily net assets and 0.65% of the average daily net assets in excess of $50 million. In addition, the Fund pays the Adviser an amount equal to 0.1% of the average daily net assets for each fiscal year in reimbursement for the provision of financial services to the Fund. The Agreement provides that the Adviser will reimburse the Fund for any annual expenses (exclusive of interest, taxes, the cost of any supplemental statistical and research information, and extraordinary expenses such as litigation) in excess of 1 1/2% of the first $30 million and 1% of the remaining average net assets of the Fund for the year.

NOTES TO FINANCIAL STATEMENTS

Continued

The investment advisory agreement provides that it may be renewed from year to year by (i) the Board of Directors of the Fund or by the vote of a majority (as defined in the Investment Company Act of 1940) of the outstanding voting securities of the Fund, and (ii) by the vote of a majority of Directors who are not interested persons (as defined in the 1940 Act) of the Fund or of the Adviser cast in person at a meeting called for the purpose of voting on such approval. At a meeting of the Board of Directors held on February 6, 2006, a new investment advisory agreement between the Fund and Resolute, LLC ("Resolute") was approved by the Board of Directors and by a majority of the Directors who are not interested persons of the Fund, the Adviser or Resolute. Resolute was created by the principals and key investment professionals of the Fund's current Adviser. Resolute has exercised its option to purchase, among other things, the operating assets and name of the Adviser. This purchase took effect on September 30, 2006 and the new investment advisory agreement went into effect on October 1, 2006. This new investment advisory agreement is identical to the Fund's current investment advisory agreement. At a special meeting of shareholders held on May 1, 2006, the shareholders of the Fund approved the new investment advisory agreement. On October 1, 2006 Resolute changed its name to First Pacific Advisors, LLC.

In determining whether to renew the current advisory agreement and approve the new agreement with Resolute, those Fund Directors who were not interested persons of the Fund, the Adviser or Resolute met separately to evaluate information provided by the Adviser in accordance with the 1940 Act and to determine their recommendation to the full Board of Directors. The Directors considered a variety of factors, including the quality of advisory, management and accounting services provided to the Fund, the fees and expenses borne by the Fund, the profitability of the Adviser and the investment performance of the Fund both on an absolute basis and as compared with a peer group of mutual funds. The Fund's advisory fee and expense ratio were also considered in light of the advisory fees and expense ratios of a peer group of mutual funds. The Directors noted the quality and depth of experience of the Adviser and its investment and administrative personnel. The Directors also took into consideration the benefits derived by the Adviser from arrangements under which it receives research services from brokers to whom the Fund's brokerage transactions are allocated. Based upon its consideration of these and other relevant factors, the Directors concluded that the advisory fees and other expenses paid by the Fund are fair and that shareholders have received reasonable value in return for such fees and expenses.

For the six months ended September 30, 2006, the Fund paid aggregate fees of $24,500 to all Directors who are not interested persons of the Adviser. Certain officers of the Fund are also officers of the Adviser and FPA Fund Distributors, Inc.

NOTE 4 — Redemption Fees

A redemption fee of 2% applies to redemptions within 90 days of purchase for certain purchases made by persons eligible to purchase shares without an initial sales charge. For the six months ended September 30, 2006, the Fund collected $11,781 in redemption fees, which amounts to less than $0.01 per share.

NOTE 5 — Distributor

For the six months ended September 30, 2006, FPA Fund Distributors, Inc. ("Distributor"), a wholly owned subsidiary of the Adviser, received $21,957 in net Fund share sales commissions after reallowance to other dealers. The Distributor pays its own overhead and general administrative expenses, the cost of supplemental sales literature, promotion and advertising.

SHAREHOLDER EXPENSE EXAMPLE

September 30, 2006

Fund Expenses

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including advisory and administrative fees; shareholder service fees; and other Fund expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the year and held for the entire year.

Actual Expenses

The information in the table under the heading "Actual Performance" provides information about actual account values and actual expenses. You may use the information in this column, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000= 8.6), then multiply the result by the number in the first column in the row entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading "Hypothetical Performance (5% return before expenses)" provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the information under the heading "Hypothetical Performance (5% return before expenses)" is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Actual Performance	Hypothetical Performance (5% return before expenses)
Beginning Account Value March 31, 2006	$1,000.00	$1,000.00
Ending Account Value September 30, 2006	$958.70	$1,020.63
Expenses Paid During Period*	$4.22	$4.37

*  Expenses are equal to the Fund's annualized expense ratio of 0.86%, multiplied by the average account value over the period and prorated for the six-months ended September 30, 2006 (183/365 days).

RESULTS OF SPECIAL MEETING

Following is a list of matters voted upon and the results of those votes cast at the special meeting of shareholders held May 1, 2006:

1. With respect to the election of six directors by shareholders:

	Votes For	Votes Withheld
Willard H. Altman, Jr.	29,436,888	297,278
Alfred E. Osborne, Jr.	25,317,947	4,416,218
A. Robert Pisano	29,421,191	312,974
Patrick B. Purcell	29,412,501	321,665
Robert L. Rodriguez	28,466,897	1,267,268
Lawrence J. Sheehan	29,383,173	350,993

2. With respect to a new Investment Advisory Agreement with Resolute, LLC, to take effect on or about October 1, 2006, a total of 20,153,782 shares voted for, 431,255 shares voted against, and 531,401 shares abstained.

DIRECTOR AND OFFICER INFORMATION

Name, Age & Address	Position(s) With Fund/ Years Served	Principal Occupation(s) During the Past 5 Years	Portfolios in Fund Complex Overseen	Other Directorships
Willard H. Altman, Jr. – (71)*	Director† Years Served: 8	Retired. Formerly, until 1995, Partner of Ernst & Young LLP, a public accounting firm.	6

Alfred E. Osborne, Jr. – (61)*	Director† Years Served: 6	Senior Associate Dean of the John E. Anderson School of Management at UCLA.	3	Investment Company Institute, K2 Inc., Kaiser Aluminum, Wedbush, Inc., EMAK, and WM Group of Funds.

A. Robert Pisano – (63)*	Director† Years Served: 4	President and Chief Operating Officer of the Motion Picture Association of America, Inc. since 2005. Formerly, until 2005, National Executive Director and Chief Executive Officer of the Screen Actors Guild.	5	State Net, Resources Global Professionals and The Motion Picture and Television Fund.

Patrick B. Purcell (63)*	Director† Years Served: <1	Retired. Formerly Consultant from March 1998 to August 2000, and Executive Vice President, Chief Financial Officer and Chief Administrative Officer from 1989 to March 1998, of Paramount Pictures.	3	The Ocean Conservancy and The Motion Picture and Television Fund

Lawrence J. Sheehan – (74)*	Director† Years Served: 15	Retired. Formerly partner (1969 to 1994) and of counsel employee (1994-2002) of the firm of O'Melveny & Myers LLP.	6

Robert L. Rodriguez – (57)	Director† President & Chief Investment Officer Years Served: 6	Chief Executive Officer of the Adviser.	2	FPA Fund Distributors, Inc.

Dennis M. Bryan – (45)	Vice President Years Served: 10	Partner of the Adviser.

Eric S. Ende – (62)	Vice President Years Served: 21	Partner of the Adviser.	3

J. Richard Atwood – (46)	Treasurer Years Served: 9	Chief Operating Officer of the Adviser. President and Chief Executive Officer of FPA Fund Distributors, Inc.		FPA Fund Distributors, Inc.

Christopher H. Thomas – (49)	Chief Compliance Officer Years Served: 11	Vice President and Chief Compliance Officer of the Adviser and Vice President of FPA Fund Distributors, Inc.		FPA Fund Distributors, Inc.

Sherry Sasaki – (51)	Secretary Years Served: 23	Assistant Vice President and Secretary of the Adviser and Secretary of FPA Fund Distributors, Inc.

E. Lake Setzler – (39)	Assistant Treasurer Years Served: <1	Vice President and Controller of the Adviser since 2005. Formerly Chief Operating Officer of Inflective Asset Management, LLC (2004-2005) and Vice President of Transamerica Investment Management, LLC (2000-2004).

†  Directors serve until their resignation, removal or retirement.
*  Audit Committee member
Additional information on the Directors is available in the Statement of Additional Information. Each of the above listed individuals can be contacted at 11400 W. Olympic Blvd., Suite 1200, Los Angeles, CA 90064.

FPA CAPITAL FUND, INC.

INVESTMENT ADVISER

First Pacific Advisors, LLC
11400 West Olympic Boulevard, Suite 1200
Los Angeles, CA 90064

SHAREHOLDER SERVICE AGENT

Boston Financial Data Services, Inc.
P.O. Box 8115
Boston, Massachusetts 02266-8115
(800) 638-3060
(617) 483-5000

CUSTODIAN & TRANSFER AGENT

State Street Bank and Trust Company
Boston, Massachusetts

TICKER: FPPTX
CUSIP: 302539101

DISTRIBUTOR

FPA Fund Distributors, Inc.
11400 West Olympic Boulevard, Suite 1200
Los Angeles, California 90064

COUNSEL

O'Melveny & Myers LLP
Los Angeles, California

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Deloitte & Touche LLP
Los Angeles, California

This report has been prepared for the information of shareholders of FPA Capital Fund, Inc., and is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus. The financial information included in this report has been taken from the records of the Fund without examination by independent auditors.

The Fund's complete proxy voting record for the 12 months ended June 30, 2006 is available without charge, upon request, by calling (800) 982-4372 and on the SEC's web site at www.sec.gov.

The Fund's schedule of portfolio holdings, filed the first and third quarter of the Fund's fiscal year on Form N-Q with the SEC, is available on the SEC's website at www.sec.gov. Form N-Q is available at the SEC's Public Reference Room in Washington, D.C., and information on the operations of the Public Reference Room may be obtained by calling (202) 942-8090. To obtain Form N-Q from the Fund, shareholders can call (800) 982-4372.

Additional information about the Fund is available online at www.fpafunds.com. This information includes, among other things, holdings, top sectors and performance, and is updated on or about the 15th business day after the end of the quarter.

Item 2.	Code of Ethics. Not Applicable.

Item 3.	Audit Committee Financial Expert. Not Applicable.

Item 4.	Principal Accountant Fees and Services. Not Applicable.

Item 5.	Audit Committee of Listed Registrants. Not Applicable.

Item 6.	Schedule of Investments. The schedule of investments is included as part of the report to stockholders filed under Item 1 of this Form.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies. Not Applicable.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies. Not Applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers. Not Applicable.

Item 10.	Submission of Matters to a Vote of Security Holders. There has been no material change to the procedures by which shareholders may recommend nominees to the registrant’s board of directors.

Item 11.	Controls and Procedures.

(a)

The principal executive officer and principal financial officer of the registrant have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) are effective based on their evaluation of the disclosure controls and procedures as of a date within 90 days of the filing date of this report.

(b)

There have been no significant changes in the registrant’s internal controls over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the second fiscal quarter covered by this report that have materially affected, or is reasonably likely to materially affect, the registrant’s internal controls over financial reporting.

Item 12.	Exhibits.

	(a)(1)	Code of ethics as applies to the registrant’s officers and directors, as required to be disclosed under Item 2 of Form N-CSR. Not Applicable.

	(a)(2)	Separate certification for the registrant’s principal executive officer and principal financial officer, as required by Rule 30a-2(a) under the Investment Company Act of 1940. Attached hereto.

	(a)(3)	Not Applicable

	(b)	Separate certification for the registrant’s principal executive officer and principal financial officer, as required by Rule 30a-2(b) under the Investment Company Act of 1940. Attached hereto.

SIGNATURES

Pursuant to the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

FPA CAPITAL FUND, INC.

By:	/s/ ROBERT L. RODRIGUEZ
Robert L. Rodriguez, President

Date: December 8, 2006

Pursuant to the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

FPA CAPITAL FUND, INC.

By:	/s/ J. RICHARD ATWOOD
J. Richard Atwood, Treasurer

Date: December 8, 2006